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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2006


                              TECHTEAM GLOBAL, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                        0-16284                38-2774613
 ----------------------------         --------------         -------------------
 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                   File No.)          Identification No.)



             27335 West 11 Mile Road
               Southfield, Michigan                                48034
    ----------------------------------------                   -------------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code:   (248) 357-2866



      --------------------------------------------------------------
       (Former name or former address if changed since last report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         / / Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230 .425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03           AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

                             Effective February 13, 2006, the Board of Directors
                    of TechTeam Global, Inc. (the "Company") modified the Bylaws of TechTeam Global, Inc. (the "Bylaws"). Specifically,
                    Article I, Section 2 - Special Meetings was amended to increase the percentage of issued and outstanding shares of the Company's common stock required to request a special meeting of the shareholders from thirty (30%) percent to sixty (60%) percent. This provision now reads:

                             "Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation, may be called by the Chairperson of the Board or by the President, and shall be called by the President or Secretary upon the order of the Board, or at the request in writing (stating the purpose or purposes of the proposed meeting) of shareholders owning at least sixty (60%) percent of all of the issued and outstanding capital stock of the Corporation and entitled to vote at such meeting."





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           TECHTEAM GLOBAL, INC.



                                           By  /s/ Michael A. Sosin
                                               ---------------------------------
                                                   Michael A. Sosin
                                                   Vice President,
                                                   General Counsel and Secretary

Date:    February 16, 2006

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